                                                                    Exhibit 99.2


  THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT ABOUT THE ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK YOUR OWN FINANCIAL ADVICE FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER.

  THIS DOCUMENT SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO CANADA, AUSTRALIA OR JAPAN.

  J. Henry Schroder & Co. Limited is acting for Telewest and no one else in connection with the Offer and will not be responsible to anyone other than Telewest for providing the protections afforded to customers of J. Henry Schroder & Co. Limited. J. Henry Schroder & Co. Limited is acting through Schroder & Co., Inc. for the purposes of making the Offer in and into the United States.

                         NOTICE OF GUARANTEED DELIVERY

                TO ACCEPT OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                      OF

                               GENERAL CABLE PLC
                 PURSUANT TO THE OFFER TO PURCHASE/PROSPECTUS

                           DATED JUNE 29, 1998

                                      BY

                     J. HENRY SCHRODER & CO. LIMITED
                                 ON BEHALF OF

                          TELEWEST COMMUNICATIONS PLC

  As set forth in Section 22. "Procedure for acceptance of the Offer--(C) Holders of General Cable ADSs--(i) Guaranteed Delivery Procedures" in the letter from J. Henry Schroder & Co. Limited ("Schroders") in the Telewest Communications plc Offer to Purchase/Prospectus, dated June 29, 1998 (the "Offer to Purchase"), this form or one substantially equivalent hereto must be used for acceptance of the Offer (as defined in the Offer to Purchase) in respect of American Depositary Shares ("General Cable ADSs") of General Cable PLC ("General Cable"), if American Depositary Receipts evidencing General Cable ADSs ("General Cable ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary (as defined in the Offer to Purchase) prior to the expiration of the Initial Offer Period or the Subsequent Offer Period (each as defined in the Offer to Purchase), as the case may be. Such form may be delivered by hand or mailed to the US Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set out herein. See Section 22. "Procedure for acceptance of the Offer--(C) Holders of General Cable ADSs--(i) Guaranteed Delivery Procedures" in the letter from Schroders in the Offer to Purchase.

                      The US Depositary for the Offer is

                             THE BANK OF NEW YORK

         By Mail:       Facsimile Transmission:           By Hand or Overnight
                                                               Courier:

     Tender & Exchange  (for Eligible Institutions Only)    Tender & Exchange
       Department             (212) 815-6213                    Department
                                                            101 Barclay Street

      P.O. Box 11248                                      Receive and Deliver
   Church Street Station  For Information Telephone:           Window
 New York, New York 10286-      (800) 507-9357         New York, New York 10286
           1248

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

  This form is not to be used to guarantee signatures. If a signature or a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

  ACCEPTANCE OF THE OFFER IN RESPECT OF GENERAL CABLE SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY GENERAL CABLE ADSs) MAY NOT BE MADE WITH THIS FORM.

Ladies and Gentlemen:

  The undersigned accepts the Offer in respect of General Cable ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedure set out in Section 22. "Procedure for acceptance of The Offer--(C) Holders of General Cable ADSs--(i) Guaranteed Delivery Procedures" in the letter from Schroders in the Offer to Purchase.

  THE UNDERSIGNED UNDERSTANDS THAT THE ACCEPTANCE OF THE OFFER IN RESPECT OF GENERAL CABLE ADSs PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION. SEE SECTION 22. "PROCEDURE FOR ACCEPTANCE OF THE OFFER--(C) HOLDERS OF GENERAL CABLE ADSs--(i) GUARANTEED DELIVERY PROCEDURES" IN THE LETTER FROM SCHRODERS IN THE OFFER TO PURCHASE. TO BE COUNTED TOWARDS SATISFACTION OF THE ACCEPTANCE CONDITION, THE GENERAL CABLE ADRs EVIDENCING SUCH GENERAL CABLE ADSs MUST, PRIOR TO THE FIRST CLOSING DATE, BE RECEIVED BY THE US DEPOSITARY OR, IF APPLICABLE, TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH GENERAL CABLE ADSs INTO THE US DEPOSITARY'S ACCOUNT AT THE DEPOSITARY TRUST COMPANY PURSUANT TO THE PROCEDURES SET OUT IN SECTION 22. "PROCEDURE FOR ACCEPTANCE OF THE OFFER--(C) HOLDERS OF GENERAL CABLE ADSs--(d) BOOK-ENTRY TRANSFER" IN THE LETTER FROM SCHRODERS IN THE OFFER TO PURCHASE MUST BE RECEIVED BY THE US DEPOSITARY, TOGETHER WITH A DULY EXECUTED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE), AND ANY OTHER REQUIRED DOCUMENTS.

Signature(s):                             Address(es):


-------------------------------------     -------------------------------------


-------------------------------------     -------------------------------------
                                          (Include Zip Code)

Name of Record Holder(s):                 Area Code(s) and Telephone No(s).:

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------
(Please Type or Print)


Number of General Cable ADSs:
                                          If General Cable ADSs will be
                                          tendered by book- entry transfer at
                                          The Depositary Trust Company,
                                          provide the following:

-------------------------------------

General Cable ADR No.(s) (if available):  Account Number:

-------------------------------------     -------------------------------------

Dated: _____________________________

                                  GUARANTEE

                  (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the General Cable ADRs representing the General Cable ADSs with respect to which the Offer is being accepted hereby in proper form for transfer, or confirmation of the book-entry transfer of such General Cable ADSs into the US Depositary's account at The Depositary Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other required documents, all within three Nasdaq trading days after the date hereof.


 -----------------------------------      -----------------------------------
 Name of Firm, Agent or Trustee           (Authorized Signature)

                                          Name:
 -----------------------------------           ------------------------------
 Address                                        (Please Type or Print)

                                          Title:
 -----------------------------------            -----------------------------
 (Zip Code)


                                          Date:
 -----------------------------------           ------------------------------
 Area Code and Telephone No.

 NOTE: DO NOT SEND GENERAL CABLE ADRS WITH THIS FORM; GENERAL CABLE ADRS SHOULD
                    BE SENT WITH YOUR LETTER OF TRANSMITTAL

                                       3